UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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SILVERADO GOLD MINES LTD.
(Name of Registrant as Specified in its Charter)

________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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SILVERADO GOLD MINES LTD.
Suite 505, 1111 West Georgia Street
Vancouver, BC V6E 4M3

     NOTICE OF 2004 ANNUAL GENERAL MEETING
OF SHAREHOLDERS TO BE HELD ON MAY 17, 2004

To our Shareholders:

Notice is hereby given that the 2004 Annual General Meeting of the shareholders of Silverado Gold Mines Ltd., a British Columbia company (the “Company”) will be held at The Thurlow Room, Main Floor, 1111 West Georgia Street, Vancouver, British Columbia on May 17, 2004, commencing at 9:00 a.m. (Pacific Time), for the following purposes:

1.	To receive and consider the Report of the Directors;

2.	To receive and consider the audited financial statements of the Company for the year ended November 30, 2003, together with the auditor’s report thereon;

3.	To elect three directors for a term expiring at the next annual general meeting of shareholders, or until their successors are duly elected or appointed;

4.	To consider and, if deemed advisable, approve by ordinary resolution, an amendment to the Company’s authorized capital to eliminate the maximum number of shares the Company is authorized to issue;

5.
To consider and, if deemed advisable, approve by ordinary resolution, an amendment to the Articles of the Company as a “housekeeping” measure to remove confusing and inaccurate wording in the present Article 7;

6.	To appoint Morgan & Company as independent auditors for the Company for the ensuing year and to authorize the directors to fix the remuneration to be paid to the auditors; and

7.	To consider and act upon such other business as may properly come before the Meeting or any adjournment thereof.

Shareholders unable to attend the meeting in person are requested to read the enclosed Information Circular/ Proxy Statement and Proxy and then complete and deposit the Proxy in accordance with its instructions. Unregistered shareholders must deliver their completed proxies in accordance with the instructions given by their financial institution or other intermediary that forwarded the Proxy to them.

Only shareholders of record at the close of business on April 14, 2004 are entitled to notice of, and to vote at, this meeting.

BY ORDER OF THE BOARD OF DIRECTORS
OF SILVERADO GOLD MINES LTD.

/s/ John R. Mackay

John R. Mackay, Secretary
Vancouver, British Columbia
April 15, 2004

IMPORTANT

Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. This will help to ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE SILVERADO GOLD MINES LTD. THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. Sending in your Proxy will not prevent you from voting your shares at the meeting if you desire to do so, as your Proxy is revocable at your option.

SILVERADO GOLD MINES LTD.
Suite 505, 1111 West Georgia Street
Vancouver, BC V6E 4M3

INFORMATION CIRCULAR/ PROXY STATEMENT
FOR THE 2004 ANNUAL GENERAL MEETING
OF THE SHAREHOLDERS TO BE HELD ON May 17, 2004

THE 2004 ANNUAL GENERAL MEETING

GENERAL

This Information Circular/ Proxy Statement (the “Proxy Statement”) is furnished in connection with the solicitation of Proxies by the board of directors of Silverado Gold Mines Ltd., a British Columbia company (the “Company” or “we” or “our”) for use at the 2004 Annual General Meeting of the Shareholders to be held on May 17, 2004 at 9:00 a.m. (Pacific Time) at The Thurlow Room, Main Floor, 1111 West Georgia Street, Vancouver, British Columbia, and at any adjournment thereof (the “Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting.

This Proxy Statement, the Notice of Meeting, the enclosed form of Proxy and the Company’s Annual Report are expected to be mailed to shareholders on or about April 21, 2004.

COMPLETION AND VOTING OF PROXIES

The persons named in the accompanying Proxy as proxyholders are directors or officers of the Company. A registered shareholder or an intermediary holding shares and acting on behalf of an unregistered shareholder has the right to appoint a person (who need not be a shareholder) to attend and act on their behalf at the Meeting other than the persons named in the Proxy as proxyholders. To exercise this right, the registered shareholder or intermediary must strike out the names of the persons named in the Proxy as proxyholders and insert the name of their nominee in the space provided or complete another Proxy.

A registered shareholder or intermediary acting on behalf of an unregistered shareholder may indicate the manner in which the persons named in the enclosed Proxy are to vote with respect to any matter by marking an “X” in the appropriate space. On any poll requested or required those persons will vote or withhold from voting the shares in respect of which they are appointed in accordance with the directions, if any, given in the Proxy provided such directions are certain.

If a registered shareholder or intermediary acting on behalf of an unregistered shareholder wishes to confer a discretionary authority with respect to any matter, then the space should be left blank. In such instance, the proxyholder, if nominated by management, intends to vote the shares represented by the Proxy in favour of the motion. The enclosed Proxy, when properly signed, also confers discretionary authority with respect to amendments or variations to the matters identified in the Notice of Meeting and with respect to other matters which may be properly brought before the Meeting. At the time of printing this Proxy Statement, the management of the Company is not aware that any such amendments, variations or other matters are to be presented for action at the Meeting. If, however, other matters which are not now known to the management should properly come before the Meeting, the Proxies hereby solicited will be exercised on such matters in accordance with the best judgement of the nominees.

The Proxy must be dated and signed by the intermediary acting on behalf of an unregistered shareholder or by the registered shareholder or their attorney authorized in writing. In the case of a corporation, the Proxy must be dated and executed under its corporate seal or signed by a duly authorized officer or attorney for the corporation and, in either case, accompanied by a certified directors’ resolution authorizing its execution.

Completed Proxies, together with the power of attorney or other authority, if any, under which it was signed or a notarially certified copy thereof, must be deposited, in accordance with the instructions contained in the Proxy, with the Company’s transfer agent, Computershare Trust Company of Canada at its Proxy Department located at 100 University Avenue, 9th Floor, Toronto, Ontario, M5J 2Y1, at least 48 hours (excluding Saturdays, Sundays and statutory holidays) before the time of the Meeting or adjournment thereof. Unregistered shareholders must deliver their completed Proxies in accordance with the instructions given by their financial institution or other intermediary that forwarded the Proxy to them.

REVOCATION OF PROXIES

A registered shareholder or an intermediary acting on behalf of an unregistered shareholder has the power to revoke a Proxy previously given by them. Revocation can be effected by an instrument in writing (including a Proxy bearing a later date) signed by the intermediary or registered shareholder or their attorney authorized in writing and in the case of a corporation, executed under its corporate seal or signed by a duly authorized officer or attorney for the corporation, and either delivered (and, in the case of a corporate shareholder, accompanied by a certified directors’ resolution authorizing its execution) to the registered office of the Company at 2800 Park Place, 666 Burrard Street, Vancouver, British Columbia, Canada V6C 2Z7 any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or deposited with the Chairman of the Meeting prior to the hour of commencement on the day of the Meeting.

RECORD DATE AND SHARES ENTITLED TO VOTE

The Company has only one class of shares entitled to be voted at the Meeting, namely, common shares. Holders of common shares are entitled to one vote at the annual meeting for each common share held of record at the record date. There are no separate voting groups or separate series of stock. There is no cumulative voting in the election of directors.

The board of directors of the Company has fixed the close of business on April 14, 2004 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting. As at March 12, 2004, there were approximately 174,282,256 common shares issued, outstanding, and entitled to vote at the annual meeting.

QUORUM

A quorum is necessary to hold a valid general meeting of shareholders. The required quorum for the transaction of business at the Meeting is not less than 33 1/3% of the outstanding shares of the Company held or represented by persons present and entitled to vote those shares. Common shares present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for shareholder approval) will be counted for purposes of determining whether a quorum exists at the Meeting.

Abstentions and broker "non-votes" are counted as present and entitled to vote for determination of a quorum. An abstention is a properly executed proxy marked ABSTAIN for any matter. A broker "non-vote" occurs when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner, and (2) the broker lacks discretionary voting power to vote such shares.

VOTES REQUIRED

Voting at the Meeting will be by a show of hands, each shareholder having one vote, unless a poll is demanded. If a poll is demanded, each shareholder is entitled to one vote for each share held.

The affirmative vote of the holders of a plurality of the common shares voting is required for the election of directors. This means that the nominees who receive the greatest number of votes for each open seat will be elected. Votes may be cast in favor of the election of directors or withheld. A vote is withheld when a properly executed proxy is marked WITHHOLD for the election of one or more directors. Votes that are withheld will be counted for the purposes of determining the presence or absence of a quorum but will have no other effect on the election of directors.

The following matters require the approval of the shareholders of the Company by ordinary resolution: (a) the approval of the appointment of the Company’s auditors, (b) the approval of an amendment to the Company’s Notice of Articles to eliminate the maximum number of shares without par value the Company is authorized to issue and (c) the approval of a proposed ‘housekeeping’ amendment to the Company’s Articles to remove confusing and inaccurate wording in the present Article 7. An ordinary resolution of the shareholders of the Company requires the approval of a majority of greater than (50%) of the votes cast in favor of the resolution. Shareholders may vote in favor or against any of these proposals, or they may abstain. Abstentions will be counted for purposes of determining the presence or absence of a quorum and will have no effect on the vote with respect to the proposals listed in this paragraph.

Shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter will not be voted in favor of such matter and will not be counted as shares voting on such matter. Accordingly, broker non-votes, if any, will be counted for the purposes of determining the presence or absence of a quorum, but will have no effect on the election of directors or the approval of the following matters:

(a)	the appointment of the Company’s auditors;
(b)	the proposed amendment to the Company’s Notice of Articles described above; or
(c)	the proposed ‘housekeeping’ amendment to the Company’s Articles described above.

SHAREHOLDER PROPOSALS

No proposals have been received from any shareholder to be considered at the Meeting.

SOLICITATION OF PROXIES

The Company will bear the costs of the Meeting and the costs of soliciting proxies for the Meeting, including the cost of printing and mailing this Information Circular/Proxy Statement and related materials. In addition to the solicitation of proxies by the board of directors through use of the mails, proxies may also be solicited by the Company and its directors, officers and employees (who will receive no additional compensation therefor) by telephone, telegram, facsimile transmission or other electronic communication, and/or by personal interview. The Company will reimburse banks, brokerage houses, custodians and other fiduciaries who hold shares in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares. The Company has spent approximately $15,000 in legal and other expenses in the preparation of this proxy statement and other expenses connected with the solicitation of shareholders. It is anticipated that the Company will spend an additional $40,000 in solicitation of shareholders before the meeting is held.

REQUESTS FOR INFORMATION AND ANNUAL REPORT ON FORM 10-KSB

The Company undertakes to deliver to any shareholder a copy of the Company’s Annual Report on Form 10-KSB for the year ended November 30, 2003, as filed with the Securities and Exchange Commission. Any requests for delivery of a copy of the Form 10-KSB and any questions or requests for assistance regarding the Company proxies and related materials may be directed in writing to James F. Dixon, a director of the Company, at Suite 505, 1111 West Georgia Street, Vancouver, British Columbia, Canada V6E 4M3.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of the following persons has any substantial or material interest, directly or indirectly, by way of beneficial ownership of shares or otherwise, in any matter to be acted on at the Meeting:

1.	each person who has been a director or executive officer of the Company at any time since the beginning of the last fiscal year of the Company;

2.	each nominee for election as a director of the Company; or

3.	any affiliate or associate of any of the foregoing persons.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of the Company’s common shares owned beneficially as of March 12, 2004 by: (i) each of the Company’s directors and nominees, (ii) each of the Company’s executive officers, and (iii) the Company’s executive officers and directors as a group. Unless otherwise indicated, the shareholders listed possess sole voting and investment power with respect to the shares shown.

Title of class	Name and address of beneficial owner	Number of Shares of Common Stock	Percentage of Common Stock(1)
Common Shares	Garry L. Anselmo, Director, President, Chief Executive Officer and Chief Financial Officer	9,550,007(2)	5.48%
Common Shares	James F. Dixon, Director	2,314,484(3)	1.33%
Common Shares	Stuart C. McCulloch, Director	1,483,400(4)	0.85%
Common Shares	John R. Mackay Corporate Secretary	900,000(5)	0.52%
Common Shares	Edward J. Armstrong President of Silverado Green Fuel Inc.	4,785,000(6)	2.75%
Common Shares	Warrack G. Willson Vice-President of Silverado Green Fuel Inc.	2,350,000(7)	1.35%
Common Shares	All Directors and Executive Officers as a Group (6 persons)	21,382,891(8)	12.27%

(1)
Under Rule 13d-3, a beneficial owner of a share includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares actually outstanding on March 2, 2004. As of March 12, 2004, there were 174,282,256 shares issued and outstanding.

(2)
Consists of 4,050,000 shares held by Garry L. Anselmo, 7 shares owned by Tri-Con Mining Ltd, and 5,500,000 shares that can be acquired by Mr. Anselmo upon exercise of options to purchase shares held by Mr. Anselmo within 60 days of the date hereof.

(3)
Consists of 214,484 shares held directly and indirectly by James F. Dixon and 2,100,000 shares that can be acquired by Mr. Dixon upon exercise of options to purchase shares held by Mr. Dixon within 60 days of the date hereof.

(4)
Consists of 33,400 shares held by Stuart C. McCulloch and 1,450,000 shares that can be acquired by Mr. McCulloch upon exercise of options to purchase shares held by Mr. McCulloch within 60 days of the date hereof.

(5)
Consists of 100,000 shares held by John R. Mackay and 800,000 shares that can be acquired by Mr. Mackay upon exercise of options to purchase shares held by Mr. Mackay within 60 days of the date hereof.

(6)
Consists of 2,005,000 shares held by Edward J. Armstrong and 2,780,000 shares that can be acquired by Mr. Armstrong upon exercise of options to purchase shares held by Mr. Armstrong within 60 days of the date hereof.

(7)
Consists of 1,200,000 shares held by Warrack G. Willson and 1,150,000 shares that can be acquired by Dr. Willson upon exercise of options to purchase shares held by Dr. Willson within 60 days of the date hereof.

(8)
Consists of 7,602,891 shares held by our directors and executive officers and 13,780,000 shares that can be acquired by our directors and executive officers upon exercise of options to purchase shares held by our directors and executive officers within 60 days of the date hereof.

To the knowledge of the directors and senior officers of the Company, no one person beneficially owns, directly or indirectly, or exercises control or direction over common shares carrying more than 5% of the voting rights attached to all outstanding shares of the Company which have the right to vote in all circumstances, other than Mr. Anselmo.

PROPOSAL NUMBER ONE

ELECTION OF DIRECTORS TO THE BOARD OF DIRECTORS OF THE COMPANY

The Board of Directors currently consists of three directors, namely Garry L. Anselmo, Stuart C. McCulloch and James F. Dixon. Each of the current directors of the Company has been nominated for election to the Board of Directors. Directors are elected at the Annual Meeting of shareholders and hold office until the next Annual Meeting of shareholders or until their successors are elected and qualified.

NOMINEES FOR ELECTION AS DIRECTORS

The nominees for election to the Board of Directors are:

GARRY L. ANSELMO
STUART C. MCCULLOCH
JAMES F. DIXON

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE “FOR” THESE NOMINEES. DIRECTORS ARE ELECTED BY A PLURALITY OF THE VOTES CAST.

It is the intention of the persons named in the accompanying form of proxy to vote proxies for the election of the three nominees. Each nominee has consented to being named in this Proxy Statement and to serve, if elected. In the event that any of the nominees should for some reason, presently unknown, become unavailable for election, the persons named in the form of proxy intend to vote for substitute nominees.

The age of each nominee as of March 12, 2004, his position with the Company, if any, the year in which he first became a director of the Company, his business experience during the past five years and other directorships he holds are set forth below.

Name	Age	Position with the Company

Garry L. Anselmo	60
Chairman of the Board and Chief Operating Officer since May 4, 1973; President and Chief Executive Officer from May 1, 1979 to November 4, 1994, and from March 1, 1997 to present. Chief Financial Officer since March 1, 1997

James F. Dixon (1) (2)	56	Director since May 6, 1988

Stuart C. McCulloch (1) (2)	68	Director since December 14, 1998

John R. Mackay	71	Corporate Secretary since June 1, 1998

Edward J. Armstrong	55	President of wholly-owned subsidiary, Silverado Green Fuel Inc., since September 25, 1997;

Warrack G. Willson	60	Vice-President, Fuel Technology of wholly-owned subsidiary, Silverado Green Fuel Inc., since March 21, 2000.

(1)	Member of Silverado's Audit Committee
(2)	Member of Silverado’s Compensation Committee

Set forth below is a brief description of the background and business experience of each of the Company’s executive officers, directors and director nominees for the past five years:

Mr. Anselmo is presently the chairman of our board of directors and is our President, Chief Executive Officer and Chief Financial Officer. Mr. Anselmo is also the Chairman of the Board of Directors and the Chief Executive Officer and Chief Financial Officer of our wholly owned subsidiary, Silverado Green Fuel Inc. Mr. Anselmo has been the Chairman of our Board of Directors and our Chief Operating Officer since 1973. Mr. Anselmo has been our President, Chief Executive Officer and Chief Financial Officer from 1973 to 1994 and from 1997 to present. Mr. Anselmo founded Tri-Con Mining Ltd., a private mining service company, in 1968, and is currently a shareholder, director, and president of Tri-Con Ltd. He is also the chairman and director of Tri-Con Ltd.’s United States operating subsidiaries, Tri-Con Mining Inc. and Tri-Con Mining Alaska Inc. Mr. Anselmo obtained his bachelor of arts degree from Simon Fraser University in British Columbia, Canada.

Mr. Dixon has been one of our directors since May 6, 1988. Mr. Dixon is presently a lawyer and a partner in the law firm of Shandro Dixon Edgson, Barristers and Solicitors, of Vancouver, British Columbia. Mr. Dixon has been engaged in the practice of law since 1973. Mr. Dixon holds a bachelor of commerce degree and a bachelor of law degree.

Mr. McCulloch has been one of our directors since December 14, 1998. Mr. McCulloch is also a director of our subsidiary, Silverado Green Fuel Inc. Mr. McCulloch retired as district manager from Canada Safeway in January, 1991.

Mr. Mackay has served as our Corporate Secretary since June 1998. Mr. Mackay is a practicing lawyer who practiced as a sole practitioner from March 1993 to June 1998 prior to joining Silverado. Prior to 1993, Mr. Mackay was a lawyer and partner in the law firm Davis and Company, Barristers and Solicitors, of Vancouver, British Columbia where he practiced for 35 years. Mr. Mackay holds a bachelor of commerce degree and a bachelor of law degree.

Mr. Armstrong has been the President of our subsidiary, Silverado Green Fuel Inc., since September 1997. Mr. Armstrong is also the President of Tri-Con Mining Inc. and Tri-Con Mining Alaska Inc., the United States operating subsidiaries of Tri-Con Mining Ltd. Mr. Armstrong is the holder of a bachelor of science degree in geology from Washington State University which he received in 1971.

Dr. Willson was appointed our Vice-President, Fuel Technology, in March 2000, to lead the conversion of the Grant Mill into a commercial level Low-Rank Coal-Water Fuel plant. Dr. Willson received a supervisory chemical engineering rating from the US Civil Service Commission in 1978, a PhD in physical chemistry from the University of Wyoming in 1970 and a bachelor of arts in chemistry and mathematics from the University of Northern Colorado in 1965. He founded Coal-Water Fuel Services in 1994, which provides engineering services to develop clean coal conversion projects to develop low cost and non-hazardous alternatives to oil.

SIGNIFICANT EMPLOYEES

The Company does not have any other significant employees, other than its directors and executive officers.

FAMILY RELATIONSHIPS

Mr. Anselmo and Mr. McCulloch, each of whom is a director of the Company, are cousins.

TERMS OF OFFICE

The directors of the Company are elected to hold office until the next annual meeting of the shareholders and until their respective successors have been elected and qualified. Executive officers of the Company are elected by the Board of Directors and hold office until their successors are elected and qualified.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based on its review of the copies of such forms received by it, the Company believes that during the fiscal year ended November 30, 2003 all such filing requirements applicable to its officers and directors were complied with.

COMMITTEES OF THE BOARD OF DIRECTORS

The Company has an Audit Committee comprised of James F. Dixon and Stuart C. McCulloch as its members. The Company has a Compensation Committee comprised of James F. Dixon and Stuart C. McCulloch that has been responsible for recommending grants and terms of options granted by the Board of Directors to the Company’s directors, officers, employees and consultants. The Company does not presently have a nominating committee or any other committees. However, the Board of Directors may establish various committees during the current fiscal year.

AUDIT COMMITTEE

The members of the Audit Committee of the Board of Directors are independent as that term is defined in Rule 121 of the American Stock Exchange (“AMEX”) listing standards. The Audit Committee has reviewed and discussed the audited financial statements for fiscal year ended November 30, 2003 with the Company's management. In addition, the Audit Committee has discussed with the Company's independent public accountants, Morgan & Company, the matters required by Statement on Auditing Standards No. 61. The Audit Committee has received the written disclosures and the letter from Morgan & Company required by Independence Standards Board Standard No. 1 and has discussed, with Morgan & Company, their independence. The Audit Committee considered the compatibility of non-audit services with the auditors' independence. Based on the discussions and reviews referenced above, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements for fiscal year ended November 30, 2003 be included in the Company's Annual Report on Form 10-KSB for fiscal year ended November 30, 2003 .

The Audit Committee of the Company's Board of Directors is comprised of James F. Dixon and Stuart C. McCulloch.

The Company has adopted an audit committee charter, a copy of which has been provided to Shareholders with the Company’s 2003 annual meeting materials. A copy is also available for viewing on the SEDAR website at www.sedar.com or on request from the SEC (refer to page 18 hereof).

The Company’s Audit Committee currently does not have a member who is a “financial expert”, as defined in the Company’s audit committee charter, due to the fact that neither of the Company’s current independent directors meets the standard for a “financial expert”. Our audit committee presently does not include a member who has been determined by our board of directors to qualify as a “financial expert” due to the departure of Mr. Peter Rook-Green from our board of directors. Prior to his departure, Mr. Rook-Green was a member of our board of directors and had been determined by our board of directors to qualify as a “financial expert”. Our board of directors is presently looking for a suitable candidate to join as a member of our board of directors and who would meet the definition of “financial expert” in order to replace Mr. Rook-Green on the audit committee. No candidate has been identified to date.

MEETINGS OF DIRECTORS DURING THE 2003 FISCAL YEAR

During our 2003 fiscal year, one meeting of our board of directors was held and various matters were approved by numerous consent resolutions. All of our directors attended each of the meetings of our Board of Directors held during the 2003 fiscal year.

EXECUTIVE COMPENSATION

COMPENSATION OF EXECUTIVE OFFICERS

The following table sets forth certain compensation information for Mr. Garry L. Anselmo, the Company’s Chief Executive Officer (the “named executive officer”) for the fiscal years ended November 30, 2003, 2002 and 2001.

No executive officer of the Company earned total annual salary and bonus exceeding $100,000 during the fiscal year ended November 30, 2003.

SUMMARY COMPENSATION TABLE
			ANNUAL COMPENSATION			LONG TERM COMPENSATION
Name	Title	Year	Salary	Bonus	Other Annual Compen- sation	AWARDS		PAYOUTS	All Other Compen- sation
						Restricted Stock Awarded	Options/ SARs * (#)	LTIP payouts ($)
Garry L. Anselmo (1)	Director, President, Chief Executive Officer and Chief Financial Officer	2003 2002 2001	$0 $0 $0	0 0 0	0 0 0	0 0 0	3,000,000 0 3,700,000	0 0 0	0 0 0

(1)
Mr. Anselmo is employed and compensated by Tri-Con Mining Ltd., which provides management and mining exploration and development services to the Company. Mr. Anselmo does not bill the Company for his time spent on the business of the Company and is not compensated directly or indirectly by the Company, other than through Tricon Mining Ltd. See– Certain Relationships and Related Transactions

STOCK OPTION GRANTS

The following table sets forth information with respect to stock options granted to the Company's named executive officer for the Company's fiscal year ended November 30, 2003.

OPTION/SAR GRANTS IN LAST FISCAL YEAR (INDIVIDUAL GRANTS)
Name	Number of Securities Underlying Options Granted	% of Total Options Granted to Employees (1)	Exercise Price (per Share)	Expiration Date
Garry L. Anselmo, Director, President, Chief Executive Officer and Chief Financial Officer	3,000,000	41.6%	$0.68	December 4, 2008

EXERCISES OF STOCK OPTIONS AND YEAR-END OPTION VALUES

The following is a summary of the share purchase options exercised by the Company's named executive officer for the Company's fiscal year ended November 30, 2003:

AGGREGATED OPTION/SAR EXERCISES DURING THE LAST FINANCIAL YEAR END AND FINANCIAL YEAR-END OPTION/SAR VALUES
Name (#)	Common Shares Acquired on Exercise	Value Realized ($)	Unexercised Options at Financial Year-End (#) exercisable /unexercisable	Value of Unexercised In-The-Money Options/SARs at Financial Year-End ($) exercisable / unexercisable
Garry L. Anselmo, Director, President, Chief Executive Officer and Chief Financial Officer	NIL	NIL	3,000,000/NIL	$NIL / $NIL

LONG-TERM INCENTIVE PLANS

The Company does not have any long-term incentive plans, pension plans, or similar compensatory plans for its directors or executive officers.

COMPENSATION OF DIRECTORS

Our directors are not paid any compensation for acting as our directors. However, we periodically grant stock incentive options to our directors in consideration for them providing their services as directors. Our 2003 Stock Option Plan permits the grant of incentive stock options to our directors.

REPRICING OF STOCK OPTIONS

Subsequent to November 30, 2003, we re-priced the 3,000,000 stock options granted to Mr. Anselmo in 2003 in order to reduce the exercise price from $0.68 per share to $0.13 per share. In total, the exercise price of an aggregate of 6,000,000 stock options held by optionees was reduced from $0.68 per share to $0.13 per share as part of this re-pricing.

CHANGE IN CONTROL ARRANGEMENTS

We have entered into compensation agreements with two of our directors. The agreements provide for severance arrangements where change of control of Silverado occurs, as defined, and the directors are terminated. The compensation payable to Mr. Garry L. Anselmo would include a lump sum payment of $4,000,000 plus the amount of annual bonuses that Mr. Anselmo would be entitled to receive for the eighteen month period following termination, plus benefits for the eighteen month period following termination. The compensation payable to Mr. James Dixon would include a lump sum payment of $100,000 plus the amount of annual bonuses that Mr. Dixon would be entitled to receive for the eighteen month period following termination, plus benefits for the eighteen month period following termination. The compensation that would be payable to the directors aggregates $4,100,000 plus the amount of annual bonuses and other benefits that they would have received in the eighteen months following termination.

EMPLOYMENT CONTRACTS

The Company is not party to any employment contracts with any of its named executive officers.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

TRI-CON MINING GROUP

We have had related party transactions with Tri-Con Mining Ltd., Tri-Con Mining Inc., Tri-Con Mining Alaska Inc. (collectively the "Tri-Con Mining Group"). Each of Tri-Con Mining Ltd., Tri-Con Mining Inc. and Tri-Con Mining Alaska Inc. are owned and controlled by Mr. Garry Anselmo, our chief executive officer and chief financial officer and the chairman of our board of directors. We are party to three separate contracts dated January 1, 1997 with the Tri-Con Mining Group, one with each of Tri-Con Mining Ltd., Tri-Con Mining Inc. and Tri-Con Mining Alaska Inc.

The Tri-Con Group are operations, exploration and development contractors, and have been employed by us under contract since 1972 to carry out all of our fieldwork and to provide administrative and management services. Under the current contract dated January, 1997, work is charged at cost plus 25% for exploration and cost plus 15% for development and mining. Cost includes out of pocket or actual cost plus 15% charge for office overhead including stand by and contingencies. Capital purchases are exempt from any support charges. Services of the directors of the Tri-Con Group are charged at a rate of Cdn. $75 per hour. Services of the directors of the Tri-Con Group who are also our directors, namely Mr. Anselmo, are not charged. In addition, each agreement requires us to pay a base fee of $10,000 CDN (equal to approximately $7,700 US) per month to each of Tri-Con Mining Ltd., Tri-Con Mining Inc. and Tri-Con Mining Alaska Inc. However, Tri-Con Mining Inc. and Tri-Con Mining Alaska Inc. have waived payment of the base fee under two of the agreements and Tri-Con Mining Ltd. is paid $10,000 CDN (equal to approximately $7,700 US) per month in total.

At November 30, 2003, we had prepaid $118,889 (2002 – payable of $579,745) to the Tri-Con Group for exploration, development and administration services to be performed during fiscal 2004 on our behalf. For the year 2003, the Tri-Con Mining Group’s services for the current fiscal year focused mainly on preparation for year round production on the Nolan property, the low-rank coal-water fuel program as well as corporate planning, mining, engineering, and, and administration services at both our field and corporate offices.

The aggregate amounts paid to the Tri-Con Group each year by category, including amounts relating to the Grant Mine Project and Nolan properties, for disbursements and for services rendered by the Tri-Con Group personnel working on the Company's projects, and include interest charged on outstanding balances at the Tri-Con Group's borrowing costs are shown below:

	2003	2002

Exploration, development and field services	$3,841,618	$824,083
Administrative and management services	427,551	194,272
Research	148,465	256,954

	$4,417,634	$1,275,309

Amount of total charges in excess of Tri-Con
costs incurred	$984,726	$348,634

Excess amount charged as a percentage of
actual costs incurred	22.3%	27.3%

Mr. Garry Anselmo exercised options to purchase 3,700,000 shares at an exercise price of $0.15 per share during fiscal 2002. Mr. Anselmo was granted options to purchase 3,000,000 shares at a price of $0.68 per share in December 2002. Subsequent to November 30, 2003 the price of the 3,000,000 options was reduced from $0.68 per share to $0.13 per share. Subsequent to November 30, 2003 Mr. Anselmo was granted options to purchase 2,500,000 shares at a price of $0.13.

Mr. Edward Armstrong was paid $78,000 for the fiscal year ended November 30, 2003 and $141,225 for the fiscal year ended November 30, 2002 by the Tri-Con Group in respect of services provided by Mr. Armstrong to us and charged by the Tri-Con Group to us. Mr. Armstrong charges the Tri-Con Group at an hourly rate of $75 per hour for his services and the Tri-Con Group charges us at $75 per hour plus the contractual mark-up of 15%. Mr. Armstrong was granted options to purchase 1,500,000 shares at a price of $0.68 per share in December 2002. Subsequent to November 30, 2003 the price of the 1,500,000 options was reduced from $0.68 per share to $0.13 per share. Subsequent to November 30, 2003 Mr. Armstrong was granted options to purchase 1,280,000 shares at a price of $0.13.

Dr. Warrack Willson was paid $54,000 for the fiscal year ended November 30, 2003 and $126,905 for the fiscal year ended November 30, 2002 by the Tri-Con Group in respect of services provided by Dr. Willson to the Company and charged by the Tri-Con Group to the Company. Dr. Willson charges the Tri-Con Group for his services and the Tri-Con Group charges the Company the contractual mark-up of 15%. Dr. Willson was granted options to purchase 1,200,000 common shares at a price of $0.125 during fiscal 2002, which options were exercised by Dr. Willson during fiscal 2002. Dr. Willson did not hold any stock options as of the end of November 30, 2002. Dr. Willson was granted options to purchase 650,000 shares at a price of $0.68 per share in December 2002. Subsequent to November 30, 2003 the price of the 650,000 options was reduced from $0.68 per share to $0.13 per share. Subsequent to November 30, 2003 Mr. Willson was granted options to purchase 500,000 shares at a price of $0.13.

Dr. Willson is party to an agreement dated March 19, 2001 whereby he has agreed to act as the vice-president of the Company’s fuel technology division for a ten year term. The Company ha agreed to pay to Dr. Willson a base salary of $10,000 per month upon the Company obtaining funding to build a low-rank coal-water fuel demonstration facility. In addition, the Company agreed to issue options to purchase 1,200,000 shares at a price of $0.125 per share, which options have been issued and exercised. In May of 2001 the 1,200,000 options were exercised. The obligation to pay the base salary has not been triggered to date and Dr. Willson is compensated by the Tri-Con Group, as discussed above.

PROPOSAL NUMBER TWO

AMENDMENT TO THE NOTICE OF ARTICLES TO ELIMINATE THE MAXIMUM NUMBER OF
SHARES THE COMPANY IS AUTHORIZED TO ISSUE

Background Information

On March 29, 2004 the British Columbia Business Corporations Act (the “New Act”) came into force and has replaced the former BC Company Act (“Former Act”). The New Act retains many features of the Former Act and also introduces substantially different provisions from the Former Act. The New Act is based on the Former Act but contains significant amendments to reflect: (i) desired features from the Canada Business Corporations Act and other Canadian statutes; (ii) modern corporate practices; and (iii) clarification of ambiguities in the Former Act.

While BC companies may continue to operate in the same manner under the New Act, there are some required and optional changes in practice and procedure for BC companies arising under the New Act.. For instance, the New Act replaces the term ‘Memorandum’ with a ‘Notice of Articles’; however, a BC company’s Articles are still called ‘Articles’.

A BC company incorporated under the Former Act must within two years following the coming into force of the New Act transition under the New Act by filing with the BC Registrar of Companies (the “Registrar”) a transition application and notice of articles to replace its current memorandum adopted under the Former Act and alter its current articles to the extent necessary to ensure compliance with the New Act. If a company wishes to change its name, amend its authorized share capital or amend any provisions of its articles, it must first be transitioned under the New Act.

To facilitate a proposed amendment to the Company’s share capital and Articles described below, the Board of Directors of the Company has authorized the filing of a Transition Application and Notice of Articles and approved a resulting change to the Company’s articles to disclose the businesses the Company is permitted to carry on currently set out in the Company’s Memorandum, which must appear in the Articles following filing of the transition application. The Transition Application and Notice of Articles are expected to be filed with the Registrar at the time of mailing of this proxy statement and a copy will be filed on SEDAR at the time of filing of the proxy materials for the Meeting, which can be accessed at www.sedar.com.

Explanation of this Proposed Amendment in Authorized Capital

The Company is currently authorized to issue 200,000,000 common shares without par value, of which there were approximately 174,282,256 shares issued and outstanding as of March 12, 2004. In order to ensure that there are sufficient shares available for future issuances, the Board of Directors proposes to eliminate the maximum number of shares the Company may issue. Pursuant to the New Act and the Company’s articles, an amendment to the Company’s authorized share capital requires approval of the shareholders by an ordinary resolution of the Company’s shareholders.

The Board of Directors has determined that it would be in the best interests of the Company to amend the Notice of Articles of the Company to eliminate the maximum number of common shares the Company is authorized to issue. Each additional common share will have the same rights and privileges as each currently authorized common share. The Board of Directors believes it is in the best interests of the Company to eliminate the maximum number of shares authorized to be issued to give the Company greater flexibility in achieving and planning for future business needs. Additional shares will be available for issuance by the Board of Directors for proper corporate purposes, including but not limited to, stock dividends, stock splits, acquisitions, financings and compensation plans. The issuance of additional common shares could have the effect of diluting earnings per share, voting power and shareholdings of shareholders. It could also have the effect of making it more difficult for a third party to acquire control of the Company. The Company anticipates issuing additional common shares on the exercise of currently existing and outstanding warrants and stock options and in connection with ongoing financing of the Company. Except as noted above, the Company presently does not have any agreement or other arrangement for any financing involving the issuance of common shares. Current shareholders do not have the preemptive rights to subscribe for, purchase or reserve any shares of the authorized common shares of the Company.

If approved by the shareholders of the Company as an ordinary resolution, the amendment to the Notice of Articles of the Company will be effected by the filing of Notice of Alteration on new BC Form 11 with the Registrar. At that time a copy of the Notice of Alteration will be filed on SEDAR.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE AMENDMENT TO THE NOTICE OF ARTICLES OF THE COMPANY TO ELIMINATE THE MAXIMUM NUMBER OF COMMON SHARES THE COMPANY IS AUTHORIZED TO ISSUE.

PROPOSAL NUMBER THREE

‘HOUSEKEEPING’ AMENDMENT TO ARTICLE 7 OF THE COMPANY’S ARTICLES

Explanation of this Proposed Amendment to the Articles

This amendment is proposed as a “housekeeping” measure to remove confusing and inaccurate wording in the present Article 7 as follow:

a)
repealing the existing Section 7.5 and substituting the following, “7.5 A quorum for a general meeting is not less than 33 1/3 % of the outstanding shares held or represented by persons present and entitled to vote those shares.”; and

b)
amending the existing Section 7.6, by repealing all the words of the last phrase of the second sentence commencing with the words, “the member or members entitled” and continuing to the end of the section, and substituting the words, “the number of shares held or represented by persons present and entitled to vote those shares shall be the quorum.”.

The amendment does not, in any way, change or alter the present rights and obligations of the shareholders. Pursuant to the New Act and the Company’s Articles, an amendment to the Company’s Articles requires approval of the shareholders by an ordinary resolution of the Company’s shareholders. If so approved, the amendment to the Company’s Articles will be effected by the filing of a copy of the authorizing resolution with the corporate records of the Company at its records office, assuming the prior filing with the Registrar of the Transaction Application and Notice of Articles previously described herein. At that time the Articles of the Company will be revised to reflect the amendment and a copy of the amended Articles will be filed on SEDAR.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE AMENDMENT TO THE ARTICLES OF THE COMPANY TO REMOVE CONFUSING AND INACCURATE WORDING IN THE PRESENT ARTICLE 7.

PROPOSAL NUMBER FOUR
APPROVAL OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The board of directors has selected Morgan & Company to act as the independent public accountants of the Company for the fiscal year ending November 30, 2004. The board of directors recommends that the shareholders of the Company approve the appointment of Morgan & Company as the independent public accountants of the Company to hold office until the next annual general meeting of the Company, and to authorize the directors to fix their remuneration. Morgan & Company served as the independent public accountants of the Company for the fiscal year ending November 30, 2003.

The Company anticipates that no representatives of Morgan & Company will be present at the Meeting. Morgan & Company will have the opportunity to make statements at the Meeting if they desire to do so. Morgan & Company are not expected to be available at the Meeting to respond to appropriate questions.

AUDIT AND RELATED FEES

The aggregate fees billed for the fiscal year ended November 30, 2003 by the Company’s accountant, Morgan & Company, for the audit of the Company’s annual financial statements and review of the Company’s financial statements including in its Quarterly Reports on Form 10-QSB was $20,500. The aggregate fees billed for the fiscal year ended November 30, 2002 by Morgan & Company for the audit of the Company’s annual financial statements and review of the Company’s financial statements including in its Quarterly Reports on Form 10-QSB was $18,400. These fees included services provided by the accountants in connection with statutory and regulatory filings and engagements for these years. The aggregate fees billed in each of the last two fiscal years for professional services rendered by Morgan & Company for tax compliance, tax advice and tax planning services was $10,740. Services in connection with tax fees included review and preparation of U.S. tax returns, supporting schedules and adjustments.

There are no fees billed by Morgan & Company for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended November 30, 2003.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE APPROVAL OF THE APPOINTMENT OF MORGAN & COMPANY AS THE INDEPENDENT AUDITOR OF THE COMPANY FOR THE FISCAL YEAR ENDING NOVEMBER 30, 2004 AND AUTHORIZING THE DIRECTORS TO FIX THEIR REMUNERATION.

FORWARD–LOOKING STATEMENTS

This proxy statement includes statements that are not historical facts. These statements are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 and are based, among other things, on the Company’s current plans and expectations relating to expectations of anticipated growth in the future and future success under various circumstances. As such, these forward-looking statements involve uncertainty and risk.

Other factors and assumptions not identified above could also cause the actual results to differ materially from those set forth in any forward-looking statement. The Company does not undertake any obligation to update the forward-looking statements contained in this proxy statement to reflect actual results, changes in assumptions, or changes in other factors affecting these forward-looking statements.

FUTURE STOCKHOLDER PROPOSALS

It is anticipated that the release date for the Company’s proxy statement and form of proxy for this current annual meeting of shareholders will be April 21, 2004. The deadline for submittals of shareholder proposals to be included in the proxy statement and form of proxy for the Company’s 2005 Annual General Meeting of shareholders will be December 21, 2004. Shareholder proposals must satisfy the conditions established by the Securities and Exchange Commission for stockholder proposals and the Company’s bylaws in order to be included in the Company’s proxy statement for that meeting.

Stockholder proposals should be directed to the Company's Secretary, at the address of the Company set forth in this Proxy Statement.

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. The Company files reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC’s Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at www.sec.gov, that contains reports, proxy statements and other information regarding companies and individuals that file electronically with the SEC.

The Company also files electronically on SEDAR reports, proxy statements and other information with the Securities Commissions in British Columbia and Manitoba and copies can be viewed on the SEDAR website at www.sedar.com.

By Order of the Board of Directors of

SILVERADO GOLD MINES LTD.

/s/ John R. Mackay

JOHN R. MACKAY

Secretary

Vancouver, British Columbia
April 21, 2004

SILVERADO GOLD MINES LTD.
PROXY

FOR THE 2004 ANNUAL GENERAL MEETING OF THE SHAREHOLDERS OF SILVERADO GOLD MINES LTD.

THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT OF THE COMPANY

The undersigned hereby appoints GARRY L. ANSELMO, President and a director of the Company, or failing him, JAMES F. DIXON, a director of the Company, or, alternatively, ___________________________________ , as proxyholder, to attend the 2004 Annual General Meeting of the Company to be held at The Thurlow Room, Main Floor, 1111 West Georgia Street, Vancouver, British Columbia on Monday, May 17, 2004 at 9:00 a.m. and at any adjournment thereof and to vote the shares in the capital of the Company held by the undersigned with respect to the matters indicated below as directed below:

Please mark your votes as indicated: ☒

This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE ELECTION OF THE NAMED NOMINEES TO THE BOARD, THE ELIMINATION OF THE MAXIMUM NUMBER OF COMMON SHARES THE COMPANY IS AUTHORIZED TO ISSUE, THE “HOUSEKEEPING” AMENDMENT TO THE ARTICLES AND THE APPROVAL OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS.

1.	Election Of Directors: Nominees – Garry L. Anselmo, James F. Dixon and Stuart C. McCulloch:

	VOTE FOR Election of nominees	WITHHOLD VOTE for Election of nominees	For All Nominees Except those Written on the Lines Below
	☐	☐	☐

2.	Approval, by ordinary resolution, of the amendment in the authorized capital of the Company to eliminate the maximum number of common shares the Company is authorized to issue.

	IN FAVOUR	AGAINST	ABSTAIN
	☐	☐	☐

3.	Approval, by ordinary resolution, of the ‘housekeeping’ amendment to the Company’s Articles to remove confusing and inaccurate wording in the present Article 7.

	IN FAVOUR	AGAINST	ABSTAIN
	☐	☐	☐

4.	Appointment of Morgan & Company, Chartered Accountants, as the Company’s independent auditor and authorize the Board of Directors to fix the remuneration to be paid to the auditor:

	VOTE FOR	WITHHOLD VOTE	ABSTAIN
	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THE UNDERSIGNED HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Total Number of Shares Represented by this Proxy:		Shares

Please Print Name:

Date:		, 2004

Signature of Shareholder

Signature of Shareholder, if held jointly

To be represented at the Meeting, this proxy form must be received at the office of Computershare Trust Company of Canada, the transfer agent of the Company, by mail or by fax no later than forty eight (48) hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof. The mailing address is:
Computershare Trust Company of Canada
Proxy Dept. 100 University Avenue 9th Floor,
Toronto Ontario M5J 2Y1
Fax: Within North American: 1-866-249-7775 Outside North America: (416) 263-9524